Bank Premises and Equipment	12 Months Ended
Dec. 31, 2017
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5) Bank Premises and Equipment

A summary of premises and equipment at December 31, 2017 and 2016 follows:

(dollars in thousands)
	2017	2016
Land	$2,308	$2,308
Buildings	34,599	33,617
Furniture, fixtures and equipment	50,832	49,503
Leasehold improvements	30,275	29,695
Total bank premises and equipment	118,014	115,123
Accumulated depreciation and amortization	(82,857)	(79,657)
Total	$35,157	$35,466

Depreciation and amortization expense was approximately $3.8 million, $4.0 million, and $4.6 million for the years 2017, 2016, and 2015, respectively. Occupancy expense of the Bank’s premises included rental expense of $7.8 million in 2017, $7.6 million in 2016, and $7.5 million in 2015.